UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): July 22, 2003
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                            Bay National Corporation
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             (Exact Name of Registrant as Specified in its Charter)


     Maryland                   333-87781                       52-2176710
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 (State of Incorporation)       (Commission                 (I.R.S. Employer
                                File Number)                 Identification No.)

                2328 West Joppa Road
                Lutherville, Maryland                                      21093
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               (Address of Principal Executive Offices)(Zip Code)


              Registrant's Telephone Number, Including Area Code: 410/494-2580
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                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits:

                           99.1  Press Release dated July 22, 2003.

ITEM 9.  REGULATION FD DISCLOSURE


      On July 22, 2003, the Registrant announced its earnings for the quarter ended June 30, 2003. For further information, reference is made to the Registrant's press release, dated July 22, 2003, which is attached hereto as
Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 and Item 12 of Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BAY NATIONAL CORPORATION

Date:  July 22, 2003                       By:  /s/ Hugh W. Mohler
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                                           Hugh W. Mohler, President